Exhibit 10.4  Option Amendment Agreement, Cahill Mineral Claims

                           OPTION AMENDMENT AGREEMENT

THIS AGREEMENT made as of Friday, 25th day of July, 2003

BETWEEN:

         LOCKE B. GOLDSMITH Geologist, of
         Suite 301, 1855 Balsam Street, Vancouver,
         British Columbia, V6K 3M3

         (the "Optionor")

                                                            OF THE FIRST PART
AND:

         FIRST CYPRESS, INC., a company duly
         Incorporated pursuant to the laws of the state of Nevada,
         and having an office at #3362, 349 West Georgia Street
         Vancouver, British Columbia, V6B 3Y3

         (the Optionee")
                                                            OF THE SECOND PART

WHEREAS:

(a)      The Optionor and the Optionee have entered into an option agreement dated February 18, 2003 with respect to certain mineral claims located in the Osoyoos Mining Division of British Columbia (the "Option
         Agreement").

(b)      Optionor and the Optionee have agreed to amend the dates for the completion of the required exploration expenditures on the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $1.00
U.S. funds now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

1.   Section 4(b) of the Option Agreement is hereby deleted and replaced with the following in order to extend the dates for completion of the required completion of Exploration Expenditures on the Property as follows:

     "4(b) The Option shall be exercised by the Optionee:

          (i)  paying the Optionor $1,500 U.S. on the execution of this
               Agreement, the receipt of which is hereby acknowledge by the
               Optionor;

          (ii) allotting and issuing to the Optionor, as fully paid and non-assessable, the Shares as follows:

               (A)  10,000 shares forthwith upon execution of this Agreement duly issued to the Optionor;

               (B)  10,000 shares upon the completion of the first phase of an exploration program on the Property on or before November
                    30, 2003;

               (C)  50,000 shares upon the completion of the second phase of an exploration program on the Property on or before July 31,
                    2004;

               (D)  50,000 shares upon the completion of the third phase of an exploration program on the Property on or before July 30,
                    2005.

          (iii)incurring Exploration Expenditures of $115,000 U.S. on the
               Property on a three phase exploration program as follows:

               (A)  $5,000 U.S. on or before November 30, 2003;

               (B)  a further $10,000 U.S. on or before July 31, 2004; and

               (C)  a further $100,000 U.S. on or before June 30, 2005.

     In the event that the Optionee spends, in any of the above periods, less than the specified sum, it may pay to the Optionor the difference between the amount it actually spent and the specified sum before the expiry of that period in full satisfaction of the Exploration Expenditures to be incurred. In the event that the Optionee spends, in any period, more than the specified sum, the excess shall be carried forward and applied to the
     Exploration Expenditures to be incurred in succeeding periods.

     The Option shall be deemed to be exercised upon the Optionee making all payments, issuing all shares and incurring all Exploration Expenditures in accordance with this Paragraph 4(b)

2.   The Option Agreement shall continue in full force and effect without amendment except as amended by this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written

SIGNED, SEALED AND DELIVERED
BY LOCKE B. GOLDSMITH
in presence of:

/s/Maribel Jordan                                  /s/Locke B. Goldsmith
-----------------------------                      -----------------------------
Signature of Witness                               LOCKE B. GOLDSMITH

Maribel Jordan
-----------------------------
Name of Witness

-----------------------------
Address

FIRST CYPRESS, INC.
By its authorized signatory:

/s/Robert Rosner
----------------------------
Authorized Signatory